UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2009 (February 23, 2009)

LIZ CLAIBORNE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10689	0013-2842791
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1441 Broadway, New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 354-4900

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Matters.

On February 23, 2009, the Company announced it entered into a long-term, exclusive buying agency agreement with Li & Fung, Limited (“Li & Fung”) pursuant to which Li & Fung will act as the primary global apparel and accessories sourcing agent for the Company, with the exception of the jewelry product lines. This transaction is expected to close in the first quarter of 2009. A copy of the Press Release announcing this event is attached hereto as Exhibit 99.1 and is incorporated herein by reference

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIZ CLAIBORNE, INC.

Date: February 27, 2009	By:	/s/NICHOLAS RUBINO
Name: Nicholas Rubino Title: Senior Vice President -Chief Legal Officer; General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release Dated February 23, 2009.

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